UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-23065

Ramius Archview Credit and Distressed Feeder Fund
(Exact name of registrant as specified in charter)

599 Lexington Avenue, 19th Floor
New York, NY 10022
(Address of principal executive offices) (Zip code)
Michael Benwitt
Ramius Advisors, LLC
599 Lexington Avenue, 19th Floor
New York, NY 10022
(Name and address of agent for service)

Copy to:
Richard Horowitz, Esq.
Matthew K. Kerfoot, Esq.
Dechert LLP
1095 Avenue of the Americas
New York, NY 10036

Registrant's telephone number, including area code: (877) 672-6487

Date of fiscal year end: December 31

Date of reporting period: March 31, 2016

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Schedule of Investments.
The Schedule of Investments is attached herewith.

Ramius Archview Credit and Distressed Feeder Fund
Schedule of Investments
March 31, 2016 (Unaudited)

	Share Quantity	Value ($)
Other Investment Fund - 100.2%
CONSUMER DISCRETIONARY - 19.0%
Ramius Archview Credit and
Distressed Fund	10,000	96,989
Total Other Investment Fund
(Cost $100,000)		96,989

Total Investments-100.2%
(Cost of $100,000)		96,989

Other Assets & Liabilities,
Net-(0.2)% ................................		(177)
Net Assets-100.0% .....................		96,812

1 | See accompanying Notes to Schedule of Investments.

Ramius Archview Credit and Distressed Feeder Fund
Notes to Schedule of Investments
March 31, 2016 (Unaudited)

Note 1. Significant Accounting Policies
Ramius Archview Credit and Distressed Feeder Fund (the “Fund”) is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Fund is a feeder fund in a master/feeder structure and will invest all or substantially all of its assets in Ramius Archview Credit and Distressed Fund (the “Master Fund”), a registered investment company with the same investment objective and strategies as the Fund. Any assets of the Fund not invested in the Master Fund will be de minimis amounts of cash or cash equivalents to meet certain ongoing expenses. All investments are made at the Master Fund level. Thus, the Fund’s investment results will correspond directly to the investment results of the Master Fund. As of period end, the value of the investment and the percentage owned by the Fund of the Master Fund was $96,989 and 0.83%, respectively.

The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to Investment Companies. The significant accounting policies consistently followed by the Trust in the preparation of the Schedule of Investments are summarized below. The preparation of the Schedule of Investments in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the Schedule of Investments. Actual results could differ from those estimates, and those differences could be significant.

Security Valuation
The Fund will calculate its NAV as of the close of business on the last business day of each calendar month, each date that a Share is offered or repurchased, as of the date of any distribution and at such other times as the Board shall determine.
The Fund’s assets and liabilities are valued in accordance with the principles set forth herein.

The Adviser values the Master Fund’s assets in good faith pursuant to the Master Fund’s valuation policy and consistently applied valuation process, which were developed by the Master Fund’s valuation committee and approved by the Board of Trustees. The Adviser and the Board of Trustees may, but are not required to, rely on valuation information provided by the Sub-Adviser. Portfolio securities and other assets for which market quotes are readily available are valued at market value. In circumstances where market quotes are not readily available, the Board of Trustees has adopted methods for determining the fair value of such securities and other assets, and has delegated the responsibility for applying the valuation methods to the Adviser. On a quarterly basis, the Board of Trustees reviews the valuation determinations made with respect to the Master Fund’s investments during the preceding quarter and evaluates whether such determinations were made in a manner consistent with the Master Fund’s valuation process.

When determining the fair value of an asset, the Adviser seeks to determine the price that would be received from the sale of the asset in an orderly transaction between market participants at the measurement date, in accordance with Accounting
Standards Codification Topic 820, Fair Value Measurements and Disclosure, issued by the Financial Accounting Standards
Board. Fair value determinations will be based upon all available inputs that the Adviser deems relevant, including, but not limited to, indicative dealer quotes, values of like securities, recent portfolio company financial statements and forecasts, and valuations prepared by third party valuation services. However, determination of fair value involves subjective judgments and estimates.

The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels.

•	Level 1 — quoted prices in active markets for identical securities (security types generally include listed equities)

•	Level 2 — prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — prices determined using significant unobservable inputs (including the Valuation Committee’s own assump- tions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

In accordance with the Master Fund's policy, transfers into and out of levels are recognized at the value of the end of the period. The following is a summary of inputs used to value the Fund's investments as of March 31, 2016:

2 |

Ramius Archview Credit and Distressed Fund
Notes to Schedule of Investments (continued)
March 31, 2016 (Unaudited)

Ramius Archview Credit and Distressed Feeder Fund

	Total Fair Value at March 31, 2016	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs

Other Investment Fund	$96,989	$—	$96,989	$—

The Schedule of Investments of the Master Fund is included below.

See accompanying Notes to Schedule of Investments. | 3

Ramius Archview Credit and Distressed Fund
Consolidated Schedule of Investments
March 31, 2016 (Unaudited)

	Principal Amount ($)	Value ($)
Corporate Notes and Bonds - 31.5%
CONSUMER DISCRETIONARY - 19.0%
Abe Investment Holdings, Inc. / Getty
Images, Inc.
7.00%, 10/15/20(a)	910,000	418,600
Caesars Entertainment Resort
Properties, LLC.
11.00%, 10/01/21	550,000	471,625
LBI Media, Inc. (9.25% PIK)
13.50%, 04/15/20(a)(b)	720,000	673,200
Radio One, Inc.
9.25%, 02/15/20(a)	656,000	452,640
Scientific Games International, Inc.
10.00%, 12/01/22	250,000	203,750
		2,219,815
ENERGY - 2.4%
Drill Rigs Holdings, Inc.
6.50%, 10/01/17(a)	459,000	276,548
FINANCIALS - 4.4%
Punch Taverns Finance PLC
14.37%, 10/15/28(a)	352,304	511,075
INDUSTRIALS - 2.2%
C10-EUR Capital SPV, Ltd.
6.28%, 05/29/49(c)	50,000	46,722
Ship Finance International, Ltd.
3.25%, 02/01/18	219,000	210,514
		257,236
UTILITIES - 3.5%
Energy Future Intermediate Holding
Co., LLC
11.75%, 03/01/22(a)(d)	372,910	406,472
Total Corporate Notes and Bonds
(Cost $3,642,519)		3,671,146
Loan Agreements - 9.6%(e)
ENERGY - 3.9%
Arch Coal, Inc. First Lien Term Loan
05/16/18(f)	890,000	323,368
Templar Energy, LLC First Lien Term
Loan B
11/25/20(f)	1,120,000	126,000
		449,368
INDUSTRIALS - 5.7%
Essar Steel Algoma, Inc. First Lien
Initial Term Loan
9.00%, 08/16/19	440,000	70,400
Maxim Crane Works LP Second Lien
Term Loan B
11/26/18(f)	500,000	484,375

	Principal Amount ($)	Value ($)

INDUSTRIALS (continued)
SH-130 Concession Co. LLC, First
Lien Term Loan A
06/30/38(f)	268,788	101,467

SH-130 Concession Co. LLC, First
Lien Term Loan B
06/30/38(f)	13,719	5,179
		661,421
Total Loan Agreements
(Cost $1,117,755)		1,110,789
	Share Quantity
Common Stocks - 8.2%
CONSUMER DISCRETIONARY - 1.0%
Lee Enterprises, Inc.(g)	63,132	113,638
CONSUMER STAPLES - 1.6%
Revlon, Inc., Class A(g)	4,950	180,230
INDUSTRIALS - 4.6%
American Shipping Co. ASA
(Norway)(h)	33,190	111,105
Genco Shipping & Trading, Ltd.(g)	8,290	5,306
Gener8 Maritime, Inc.(g)	7,440	52,526
Matson, Inc.	1,558	62,585
Navig8 Chemical Tankers, Inc.
(Norway)(g)(h)	17,884	146,967
Tanker Investments, Ltd.(g)	17,000	161,275
		539,764
UTILITIES - 1.0%
TerraForm Power, Inc., Class A	13,831	119,638
Total Common Stocks
(Cost $929,081)		953,270

Preferred Stock - 0.8%
FINANCIALS - 0.8%
IVG Immobilien AG (Germany)(g)(h)	690	89,704

Total Preferred Stock
(Cost $88,948)		89,704

Claims - 0.5%
INDUSTRIALS - 0.5%
SH-130 Concession Co. LLC. Swap
Claim	157,494	62,210
Total Claims
(Cost $61,029)		62,210

See accompanying Notes to Schedule of Investments. | 4

Ramius Archview Credit and Distressed Fund
Consolidated Schedule of Investments
March 31, 2016 (Unaudited)

	Contracts	Value ($)
Purchased Options - 0.5%
Call USD versus CNY Put
Expiring 3/31/17
Strike Price $7.00	420,000	6,707
Call USD versus TWD Put
Expiring 3/31/17
Strike Price $35.00	900,000	9,205
iShares Russell 2000 Index
Expiring 06/17/16
Strike Price $95.00	124	7,192
Main Street Capital Corp.
Expiring 09/16/16
Strike Price $25.00	207	22,770
Prospect Capital Corp.
Expiring 01/20/17
Strike Price $5.00	300	16,500
Total Purchased Options
(Cost $171,867)		62,374

Total Investments-51.1%
(Cost of $6,011,199)(i)		5,949,493

	Principal Amount ($)
Short Sales
Corporate Notes and Bonds - (8.7)%
CONSUMER DISCRETIONARY - (2.0)%
Laureate Education, Inc.
9.25%, 09/01/19(a)	(140,000)	(103,600)
Wynn Macau, Ltd. (Macau)(h)
5.25%, 10/15/21(a)	(140,000)	(132,650)
		(236,250)
INDUSTRIALS - (5.8)%
ArcelorMittal (Luxembourg)(h)
7.25%, 02/25/22	(170,000)	(169,065)
Bombardier, Inc. (Canada)(h)
7.50%, 03/15/25(a)	(128,000)	(97,920)

	Principal Amount ($)	Value ($)
INDUSTRIALS (continued)
CNH Industrial Capital, LLC
4.38%, 11/06/20	(200,000)	(197,000)
Glencore Funding, LLC
(Switzerland)(h)
4.63%, 04/29/24(a)	(250,000)	(208,188)
		(672,173)
TELECOMMUNICATION SERVICES - (0.9)%
Sprint Corp.
7.88%, 09/15/23	(139,000)	(106,683)

Total Corporate Notes and Bonds
(Cost $(882,439))		(1,015,106)
	Share Quantity
Common Stocks - (3.0)%
FINANCIALS - (3.0)%
Ares Capital Corp. .......................	(12,800)	(189,952)
Finning International, Inc.
(Canada)(h).............................	(11,000)	(161,517)
		(351,469)
Total Common Stocks
(Cost $(306,388)) .......................		(351,469)

Total Short Sales
(Cost of $(1,188,827)) ..................		(1,366,575)

Total Investments-39.4%
(Cost of $4,822,372)....................		4,582,918
Other Assets & Liabilities,
Net-60.6% ................................		7,055,715
Net Assets-100.0% .....................		11,638,633

(a)
Securities exempt from registration pursuant to Rule 144A under the 1933 Act. These securities may only be resold in transactions exempt from registration to qualified institutional buyers. At March 31, 2016, these securities amounted to $2,196,177, or 18.7% of net assets.

(b)	Represents a payment-in-kind (“PIK”) security which may pay interest in additional principal amount.

(c)	Variable rate security; interest rate shown reflects the rate in effect at March 31, 2016.

(d)	The issuer is in default of its payment obligations. Income is no longer being accrued.

(e)
Senior Loans” are senior, secured loans made to companies whose debt is rated below investment grade and investments with similar characteristics. Senior Loans typically hold a first lien priority and pay interest at rates that are determined periodically on the basis of a floating base lending rate plus a spread. Unless otherwise identified, all Senior Loans carry a variable rate of interest. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily the prime rate offered by one or more major U.S. banks and the certificate of deposit rate used by commercial lenders. The rates shown represent the weighted average rate at March 31, 2016. Senior Loans are generally not registered under the Securities Act of 1933 (the “1933 Act”) and often contain certain restrictions on resale and cannot be sold publicly. Senior Loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual maturity may be substantially

See accompanying Notes to Schedule of Investments. | 5

Ramius Archview Credit and Distressed Fund
Consolidated Schedule of Investments
March 31, 2016 (Unaudited)

Senior Loan assets may have additional unfunded loan commitments. As of March 31, 2016, the Fund had unfunded loan commitments, which could be extended at the option of the borrower, pursuant to the following loan agreements:

Borrower	Unfunded Loan Commitments
Arch Coal, Inc.	$579,000
Total Unfunded Loan Commitments	$579,000

(f)	All or a portion of this Senior Loan position has not settled. Full contract rates do not take effect until settlement date, therefore, are subject to change.

(g)	Non-income producing.

(h)	Foreign issuer traded in U.S. Dollars.

(i)	The aggregate cost of long securities is identical for book and federal income tax purposes. Unrealized appreciation and depreciation on investments were as follows:

Gross unrealized appreciation	$54,752
Gross unrealized appreciation	(116,458)
$(61,706)

Abbreviations:
CAD	Canadian Dollar
CNY	Chinese Yuan
GBP	British Pound
TWD	New Taiwan Dollar

See accompanying Notes to Schedule of Investments. | 6

Ramius Archview Credit and Distressed Fund
Consolidated Schedule of Investments
March 31, 2016 (Unaudited)

Over-the-counter credit default swaps-buy protection (1) outstanding as of March 31, 2016:

Reference Entity	Counterparty	Fixed Receive Rate	Expiration Date	Notional Amount		Market Value	Premiums Paid	Unrealized Appreciation (Depreciation)

Avon Products, Inc.	Goldman Sachs	5.00%	12/20/20	$180,000	USD	$23,773	$27,927	$(4,154)
United States Steel Corp.	Goldman Sachs	5.00%	12/20/20	140,000	USD	31,709	59,172	(27,463)
United States Steel Corp.	Goldman Sachs	5.00%	12/20/20	120,000	USD	4,903	27,675	(22,772)

Total						$60,385	$114,774	$(54,389)

Forward foreign currency exchange contracts as of March 31, 2016:

Counterparty	Curreny Purchased	Value	Currency Sold	Value	Sattlement Date	Unrealized Appreciation (Depreciation)

Goldman Sachs	CAD	212,321	USD	160,644	6/30/16	$2,850
Goldman Sachs	GBP	371,079	USD	533,834	4/4/16	(867)
Goldman Sachs	USD	144,302	EUR	128,774	6/30/16	(2,651)
Goldman Sachs	USD	533,966	GBP	371,079	6/30/16	830

Total						$162

(1)
If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying investments comprising the referenced index or (ii) receive a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.

See accompanying Notes to Schedule of Investments. | 7

Ramius Archview Credit and Distressed Fund
Consolidated Schedule of Investments
March 31, 2016 (Unaudited)

Note 1. Significant Accounting Policies
Ramius Archview Credit and Distressed Fund (the “Fund”) is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to Investment Companies. The significant accounting policies consistently followed by the Trust in the preparation of the Schedule of Investments are summarized below and for derivatives, included in Note 2 below. The preparation of the Schedule of Investments in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the Schedule of Investments. Actual results could differ from those estimates, and those differences could be significant.

Security Valuation
The Fund will calculate its NAV as of the close of business on the last business day of each calendar month, each date that a Share is offered or repurchased, as of the date of any distribution and at such other times as the Board shall deter- mine. The Fund’s assets and liabilities are valued in accordance with the principles set forth herein.

The Adviser values the Fund’s assets in good faith pursuant to the Fund’s valuation policy and consistently applied valuation process, which were developed by the Fund’s valuation committee and approved by the Board of Trustees. The Adviser and the Board of Trustees may, but are not required to, rely on valuation information provided by the Sub-Adviser. Portfolio securities and other assets for which market quotes are readily available are valued at market value. In circumstances where market quotes are not readily available, the Board of Trustees has adopted methods for determining the fair value of such securities and other assets, and has delegated the responsibility for applying the valuation methods to the Adviser. On a quarterly basis, the Board of Trustees reviews the valuation determinations made with respect to the Fund’s investments during the preceding quarter and evaluates whether such determinations were made in a manner consistent with the Fund’s valuation process.

When determining the fair value of an asset, the Adviser seeks to determine the price that would be received from the sale of the asset in an orderly transaction between market participants at the measurement date, in accordance with Account- ing Standards Codification Topic 820, Fair Value Measurements and Disclosure, issued by the Financial Accounting Stan- dards Board. Fair value determinations will be based upon all available inputs that the Adviser deems relevant, including, but not limited to, indicative dealer quotes, values of like securities, recent portfolio company financial statements and forecasts, and valuations prepared by third party valuation services. However, determination of fair value involves subjec- tive judgments and estimates.

The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels.

•	Level 1 — quoted prices in active markets for identical securities (security types generally include listed equities)

•	Level 2 — prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with invest- ing in those securities. Transfers into and out of levels are recognized at the value at the end of the period. The following is a summary of inputs used to value the Fund’s investments as of March 31, 2016:

See accompanying Notes to Schedule of Investments. | 8

Ramius Archview Credit and Distressed Fund
Consolidated Schedule of Investments
March 31, 2016 (Unaudited)

Ramius Archview Credit and Distressed Fund

	Total Fair Value at March 31, 2016	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs

Assets
Corporate Notes and Bonds	$3,671,146	$—	$3,671,146	$—
Loan Agreements	1,110,789	—	1,110,789	—
Common Stocks	953,270	806,303	146,967	—
Preferred Stock	89,704	—	89,704	—
Claims	62,210	—	62,210	—
Purchased Options	62,374	46,462	15,912	—
Total Investments	$5,949,493	$852,765	$5,096,728	$—
Other Financial Instruments*
OTC Credit Default Swaps	60,385	—	60,385	—
Foreign Currency Exchange Contracts	3,680	—	3,680	—
Total Assets	$6,013,558	$852,765	$5,160,793	$—
Liabilities
Short Sales	(1,366,575)	(351,469)	(1,015,106)	—
Total Investments	$(1,366,575)	$(351,469)	$(1,015,106)	$—
Other Financial Instruments*
Foreign Currency Exchange Contracts	(3,518)	—	(3,518)	—
Total Liabilities	$(1,370,093)	$(351,469)	$(1,018,624)	$—

* Other financial instruments are derivative instruments such as swap contracts and forward currency contracts. Forward currency exchange contracts are valued at the unrealized appreciation (depreciation) on investment.

Below is a description of factors that may be considered when valuing securities for which no active secondary market exists.

Valuation of fixed-income investments, such as loans and debt securities, depends upon a number of factors, including prevailing interest rates for like securities, expected volatility in future interest rates, call features, put features and other relevant terms of the debt. For investments without readily available market prices, these factors may be incorporated into discounted cash flow models to arrive at fair value. Other factors that may be considered include the borrower’s ability to adequately service its debt, the fair market value of the portfolio company in relation to the face amount of its outstanding debt and the quality of the collateral securing its debt investments.

For convertible debt securities, fair value will generally approximate the fair value of the debt plus the fair value of an option to purchase the underlying security (the security into which the debt may convert) at the conversion price. To value such an option, a standard option pricing model may be used.

For equity interests, various factors may be considered in determining fair value, including multiples of earnings before interest, taxes, depreciation and amortization (“EBITDA”), cash flows, net income, revenues or, in limited instances, book value or liquidation value. All of these factors may be subject to adjustments based upon the particular circumstances of a portfolio company or the Fund’s actual investment position. For example, adjustments to EBITDA may take into account compensation to previous owners or acquisition, recapitalization, restructuring or other related items.

Other factors that may be considered in valuing securities include private merger and acquisition statistics, public trading multiples discounted for illiquidity and other factors, valuations implied by third-party investments in the portfolio companies, the acquisition price of such investment or industry practices in determining fair value. Size and scope of a portfolio company and its specific strengths and weaknesses, as well as any other factors deemed relevant in assessing fair value, may also be considered.

If the Fund receives warrants or other equity securities at nominal or no additional cost in connection with an investment in a debt security, the cost basis in the investment will be allocated between the debt securities and any such warrants or other equity securities received at the time of origination. Such warrants or other equity securities will subsequently be valued at fair value.

Portfolio securities that carry certain restrictions on sale will typically be valued at a discount from the public market value of the security, where applicable.

See accompanying Notes to Schedule of Investments. | 9

Ramius Archview Credit and Distressed Fund
Consolidated Schedule of Investments
March 31, 2016 (Unaudited)

The Adviser may rely on external pricing sources (such as dealer quotes or independent pricing services) in pricing any of the Fund’s positions. When dealer quotes are being used to assess the value of a position, an attempt will be made where appropriate to obtain several independent quotes, and the positions will generally be valued at the mean of the bid and ask prices quoted by dealers.

If events materially affecting the price of foreign portfolio securities occur between the time when their price was last determined on such foreign securities exchange or market and the time when the Fund’s NAV was last calculated (for example, movements in certain U.S. securities indices which demonstrate strong correlation to movements in certain foreign securities markets), such securities may be valued at their fair value as determined in good faith in accordance with procedures established by the Board of Trustees. For purposes of calculating NAV, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at prevailing exchange rates as may be determined in good faith by the Adviser, under the supervision of the Board of Trustees.

The Fund’s portfolio may also include securities listed or traded on a recognized securities exchange or automated quotation system (an “Exchange-Traded Security”) or securities traded on a privately negotiated OTC secondary market for institutional investors for which indicative dealer quotes are available (an “OTC Security”). For purposes of calculating NAV, the Adviser will use the following valuation methods:

• The market value of each Exchange-Traded Security will be the last reported sale price at the relevant valuation date on the composite tape or on the principal exchange on which such security is traded.

• If no sale is reported for an Exchange-Traded Security on the valuation date or if a security is an OTC Security, the Fund intends to value such securities using quotations obtained from an independent third-party pricing service, which will provide prevailing bid and ask prices that are screened for validity by the service from dealers on the valuation date. For investments for which a third-party pricing service is unable to obtain quoted prices, the Fund intends to obtain bid and ask prices directly from dealers who make a market in such securities. In all such cases, securities will be valued at the mid-point of the average bid and ask prices obtained from such sources.

• To the extent that the Fund holds investments for which no active secondary market exists and, therefore, no bid and ask prices can be readily obtained, the Fund intends to value such investments at fair value as determined in good faith by the Adviser in accordance with the Fund’s valuation policy and pursuant to authority delegated by the Fund Board as described below. In making such determination, it is expected that the Adviser may rely upon valuations obtained from an independent valuation firm.

While the Fund’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values determined by the Adviser would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. The Fund will periodically benchmark the bid and ask prices received from the third-party pricing service and/or dealers, as applicable, and valuations received from the third-party valuation service against the actual prices at which it purchases and sells its investments. The Fund believes that these prices will be reliable indicators of fair value.

All values assigned to securities and other assets and liabilities in accordance with the Fund’s valuation policy will be final and conclusive as to all investors.

Short Sales
The Advisers make short sales of investment securities on behalf of the Fund. In a short sale, the seller sells a security that it does not own, typically a security borrowed from a broker or dealer. Because the seller remains liable to return the underlying security that it borrowed from the broker or dealer, the seller must purchase the security prior to the date on which delivery to the broker or dealer is required. As a result, the Fund engages in short sales only where it believes the value of the security will decline between the date of the sale and the date the Fund is required to return the borrowed security.

The making of short sales exposes the Fund to the risk of liability for the market value of the security that is sold, which is an unlimited risk due to the lack of an upper limit on the price to which a security may rise. In addition, there can be no assurance that securities necessary to cover a short position will be available for purchase or that securities will be avail- able to be borrowed by the Fund at reasonable costs. If a request for return of borrowed securities occurs at a time when other short sellers of the security are receiving similar requests, a “short squeeze” can occur, and the Fund may be compelled to replace borrowed securities previously sold short with purchases on the open market at the most disadvantageous time, possibly at prices significantly in excess of the proceeds received in originally selling the securities short. Any of these factors could make the Fund unable to execute its investment strategy.

Senior Loans
In most circumstances, senior loans are fully collateralized by assets of the borrower. Such instruments vary from other types of debt in that they generally hold a senior position in the capital structure of a borrower. Thus, they are generally repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors, and preferred or common shareholders. In instances where borrowers are not required to hedge their interest rate exposure under the terms of the applicable loan documents, substantial increases in interest rates may cause an increase in loan defaults as borrowers may lack resources to meet higher

See accompanying Notes to Schedule of Investments. | 10

Ramius Archview Credit and Distressed Fund
Consolidated Schedule of Investments
March 31, 2016 (Unaudited)

debt service requirements. The value of the Fund’s assets may also be affected by other uncertainties such as economic developments affecting the market for senior secured term loans or affecting borrowers generally.

Senior loans usually include restrictive covenants, which must be maintained by the borrower. The Fund may have an obligation with respect to certain senior secured term loan investments to make additional loans upon demand by the borrower. Such instruments, unlike certain bonds, usually do not have call protection. This means that such interests, while having a stated term, may be prepaid, often without penalty. The rate of such prepayments may be affected by, among other things, general business and economic conditions, as well as the financial status of the borrower. Prepayment would cause the actual duration of a senior loan to be shorter than its stated maturity.

The Fund will typically acquire senior loans through Assignments; however, in Assignments the purchaser’s rights can be more restricted than those of the Selling Institution, and the Fund may not be able to unilaterally enforce all rights and remedies under the senior loan and with regard to any associated collateral.

Senior loans typically will be secured by pledges of collateral from the borrower in the form of tangible and intangible assets. In some instances, the Fund may invest in senior loans that are secured only by stock of the borrower or its subsidiaries or affiliates. The value of the collateral may decline below the principal amount of the senior secured term loans subsequent to an investment by the Fund.

Note 2. Derivative Financial Instruments

Cleared Derivative Transactions
Certain derivatives transactions used by the Fund, including some interest rate swaps and credit default index swaps, are required to be cleared. In a cleared derivatives transaction, the Fund’s counterparty to the transaction is a central derivatives clearing organization, or clearing house, rather than a bank or broker. Since the Fund is not a member of a clearing house, and only members of a clearing house can participate directly in the clearing house, the Fund holds cleared derivatives transactions through accounts at clearing members, who are futures commission merchants who are members of the clearing houses. The Fund makes and receives payments owed under cleared derivatives transactions (including margin payments) through its accounts at clearing members. The Fund’s clearing members guarantee the Fund’s performance of its obligations to the clearing house. In contrast to bilateral derivatives transactions, following a period of advance notice to the Fund, clearing members can generally require termination of existing cleared derivatives transactions at any time and increase the amount of margin required to be provided by the Fund to the clearing member for any cleared derivatives transaction above the amount of margin that was required at the beginning of the transaction. Any such termination or increase could interfere with the ability of the Fund to pursue its investment strategy. Also, the Fund is subject to execution risk if it enters into a derivatives transaction that is required to be cleared (or which the Advisers expect to be cleared), and no clearing member is willing to clear the transaction on the Fund’s behalf. In that case, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of any increase in the value of the transaction after the time of the trade.

Options
The Advisers may invest in options. Purchasing put and call options, as well as writing such options, are highly specialized activities and entail greater than ordinary investment risks. Although an option buyer’s risk is limited to the amount of the original investment for the purchase of the option, an investment in an option may be subject to greater fluctuation than is an investment in the underlying securities. In theory, an uncovered call writer’s loss is potentially unlimited, but in practice the loss is limited by the term of existence of the call. The risk for a writer of a put option is that the price of the underlying securities may fall below the exercise price. The ability to trade in or exercise options may be restricted in the event that trading in the underlying securities interest becomes restricted.

Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, con- tract size, and strike price, the terms of over-the-counter options (options not traded on exchanges) are generally estab- lished through negotiation with the other party to the option contract. While this type of arrangement allows the Fund greater flexibility to tailor an option to its needs, over-the-counter options generally involve greater credit risk than exchange traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

Swaps
The Fund utilizes swaps and other derivative transactions to some degree where it believes it will further the objectives of the Fund. Notional amounts of swap transactions are not subject to any limitations, and swap contracts may expose the Fund to unlimited risk of loss. Swaps may be used as an alternative to futures contracts. To the extent the Fund invests in repos, swaps, forwards, futures, options and other “synthetic” or derivative instruments, counterparty exposures can develop and the Fund takes the risk of nonperformance by the other party on the contract. This risk may differ materially from those entailed in exchange-traded transactions which generally are supported by guarantees of clearing organizations, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered directly between two counterparties generally do not benefit from such protections and expose the parties to the risk of counterparty default. In the international securities markets, the existence of less mature settlement structures and systems can result in settlement default and exposure to counterparty credits.

The following is a summary of derivative instruments categorized by primary risk exposure as of March 31, 2016:

See accompanying Notes to Schedule of Investments. | 11

Ramius Archview Credit and Distressed Fund
Consolidated Schedule of Investments
March 31, 2016 (Unaudited)

Fair Values of Derivative Financial Instruments as of March 31, 2016

Derivative Assets

Primary Risk	Value
Interest rate contracts	$—
Foreign currency exchange contracts	19,592
Equity contracts	46,462
Commodity contracts	—
Credit contracts	60,385
Total	$126,439

Derivative Liabilities

Primary Risk	Value
Interest rate contracts	$—
Foreign currency exchange contracts	3,518
Equity contracts	—
Commodity contracts	—
Credit contracts	—
Total	$3,518

The derivative investments held as of March 31, 2016 as disclosed in the Schedule of Investments serve as indicators of the volume of derivative for the period ended March 31, 2016.

Derivative Risks
Counterparty Credit Risk is the risk that a loss may be sustained by the Fund as a result of the failure of the other party to a derivative (usually referred to as a “counterparty”) to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for over-the-counter derivatives, because the clearing house, which is the issuer or counterparty to each exchange-traded derivative, provides additional protections in the event of non- performance by the counterparty.

Sometimes the Fund may post or receive collateral related to changes in the market value of a derivative. In addition, the Fund may invest in derivatives as to which the counterparty’s obligations are not secured by collateral, that require collateral but in which the Fund’s security interest is not perfected, that require significant upfront deposits unrelated to the derivatives’ intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain over the counter derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives the collateral. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults.

Item 2. Controls and Procedures.

(a)
The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the

See accompanying Notes to Schedule of Investments. | 12

registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)    Ramius Archview Credit and Distressed Feeder Fund

By (Signature and Title)*/s/ Bradley Sussman
                Bradley Sussman, President
(principal executive officer)

Date: May 31, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*/s/ Bradley Sussman
                Bradley Sussman, President
(principal executive officer)

Date: May 31, 2016

By (Signature and Title)*/s/ James Ryan
                James Ryan, Treasurer and Principal Accounting Officer
(principal financial officer)

Date: May 31, 2016

* Print the name and title of each signing officer under his or her signature.